                                VOTING AGREEMENT

         This Voting Agreement (the "AGREEMENT"), dated as of August 1, 2001, is made among (i) the undersigned holders or managers of discretionary accounts that hold or beneficially own (each, a "CONSENTING NOTEHOLDER" and collectively the "CONSENTING NOTEHOLDERS") certain of the 13-1/2% Senior Discount Notes due 2008, 12-3/4% Senior Notes due 2009, and 14% Senior Notes due 2010 (collectively, the "NOTES"), all issued by Rhythms NetConnections Inc. ("RHYTHMS," and together with its direct and indirect subsidiaries, the "COMPANY") pursuant to certain indentures, dated as of May 5, 1998, April 23, 1999, and February 23, 2000, respectively, (together, the "INDENTURES"), entered into between the Company and State Street Bank and Trust Company of California, N.A., as trustee (the "INDENTURE TRUSTEE"), (ii) the Company, (iii) J.W. Braukman, the Company's Executive Vice President and Chief Financial Officer (solely with respect to the treatment of his employment agreements as described in the Term Sheet (as defined below)), and (iv) Steve Stringer, the Company's Chief Operating Officer and Acting Chief Executive Officer (solely with respect to the treatment of his employment agreements as described in the Term Sheet (as defined below)) (each of the foregoing, a "PARTY", and collectively, the "PARTIES").

                                    RECITALS

         WHEREAS, the Company is a provider of broadband local access communication services and uses multiple digital subscriber lines to offer its customers a range of high-speed, "always on" connections to the Internet or private networks;

         WHEREAS, the Company has been pursuing a dual-track strategy to either
(i) obtain an investment sufficient to fully fund its business plan and thereby accomplish a stand-alone reorganization, or (ii) sell its assets, either as a going concern to one purchaser or some or all of its assets to one or more purchasers;

         WHEREAS, the Company has determined that a prompt restructuring or, in the event a prompt restructuring is not accomplished, an orderly wind-down of operations (collectively, a "TRANSACTION") would be in the best interests of its creditors and shareholders;

         WHEREAS, certain of the holders of the Notes formed an AD HOC committee (the "NOTEHOLDERS' COMMITTEE") for the purposes of negotiating a Transaction;

         WHEREAS, each Consenting Noteholder is the holder or investment adviser or manager for a holder of record of a claim, as defined in section 101(5) of title 11 of the United States Code, 11 U.S.C. Sections 101-1330 (as amended, the "BANKRUPTCY CODE") arising out of, or related to, the Notes (a "NOTEHOLDER CLAIM"), or if not a holder of record, then the beneficial owner thereof;

         WHEREAS, the Noteholders' Committee has retained Milbank, Tweed, Hadley & MCCloy LLP ("MILBANK"), as counsel, and Jefferies & Co. ("JEFFERIES"), as financial advisor, at the expense of the Company, all of which have been involved in the negotiations of a Transaction;

         WHEREAS, the Parties intend to implement the Transaction through a confirmed joint plan of reorganization or joint plan of liquidation for the Company (collectively, the "PLAN") in voluntary bankruptcy cases (the "CHAPTER 11 CASES") to be commenced by the Company by filing petitions (collectively, the "PETITIONS") under chapter 11 of Title 11 of the United States Code, 11 U.S.C. Sections 101-1330 (as amended, the "BANKRUPTCY CODE");

         WHEREAS, subject to execution of definitive documentation and appropriate approvals of the United States Bankruptcy Court for the Southern District of New York (the "BANKRUPTCY COURT"), the following sets forth the agreement between the Parties concerning their respective obligations.

         NOW, THEREFORE, in consideration of the foregoing, the Parties agree as follows:

                                   AGREEMENT

SECTION 1. TERM SHEET. The term sheet, dated as of August 1, 2001, annexed hereto as Exhibit A (the "TERM SHEET"), is incorporated herein and is made part of this Agreement. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Term Sheet. The general terms and conditions of the Transaction are set forth in the Term Sheet, HOWEVER, the Term Sheet is supplemented by the terms and conditions of this Agreement. In the event of any inconsistencies between the terms of this Agreement and the Term Sheet, the Term Sheet shall govern.

SECTION 2. MEANS FOR EFFECTUATING THE TRANSACTION. To implement the
Transaction, Rhythms has agreed, on the terms and conditions set forth herein, to consummate, and to cause each of its wholly owned U.S. subsidiaries to consummate, the Transaction through the Plan, the requisite acceptances of which will be solicited after the Company commences the Chapter 11 Cases by filing the Petitions under chapter 11 of the Bankruptcy Code, and to use its commercially reasonable best efforts to have the Plan confirmed by the Bankruptcy Court in accordance with the timetable set forth in the Term Sheet. .

SECTION 3. CONDUCT OF BUSINESS PENDING THE CONSUMMATION DATE OF
PLAN. The Company agrees that, prior to the consummation date of the Plan, unless otherwise expressly permitted by this Agreement:

         (a) Rhythms shall not disburse or transfer any cash, securities or other assets or property outside the ordinary course of business to any of its direct and indirect subsidiaries or otherwise unless authorized by an order of the Bankruptcy Court, and if such disbursements and transfers exceed $250,000 in the aggregate, such order is reasonably satisfactory to a Committee Majority.

         (b) Prior to any liquidation of the Company, Rhythms shall and shall cause each of its direct and indirect subsidiaries to (i) maintain its good standing under the laws of the State or other jurisdiction in which it is incorporated or organized, and (ii) notify the Consenting Noteholders of any governmental or third party complaints, investigations or hearings (or communications indicating that the same may be contemplated or threatened) which relate directly to the Company and would reasonably be anticipated to materially adversely affect the business, property, or financial condition of the Company considered as one enterprise.

SECTION 4. RETENTION OF NOTICING AND BALLOTING AGENT. The Company shall promptly file an application with the Bankruptcy Court seeking the entry of order authorizing the Company to retain, employ, compensate, and reimburse Innisfree M&A Incorporated on customary and reasonable terms and conditions, as the Company's voting and claims agent in the Chapter 11 Cases, and the Consenting Holders shall not object to and shall support such application.

SECTION 5. CONSENTING NOTEHOLDERS' COMMITMENTS REGARDING A TRANSACTION.

         GENERAL AGREEMENT OF MUTUAL SUPPORT. The Company and the Consenting Noteholders will conduct the restructuring process as provided for in the Term Sheet.

         5.01. VOTE SUBJECT TO COURT APPROVED DISCLOSURE STATEMENT.

         Each Consenting Noteholder agrees that so long as it (or a client or an account for which it has voting authority) is the holder of record or the beneficial owner of a Noteholder Claim, subject to the conditions that (i) the material terms of any applicable agreements, including, without limitation, the Plan implementing the Transaction, embody and are consistent with the terms set forth in the Term Sheet, (ii) the Plan, the disclosure statement related thereto, and order confirming the Plan are in form and substance reasonably satisfactory to a Committee Majority and all agreements have been entered into by all applicable parties and have become valid, binding and enforceable, (iii) no Noteholders' Termination Event (as defined in the Term Sheet) shall have occurred and shall have not been waived in accordance with the Term Sheet, and
(iv) the Company has not terminated this Agreement after the occurrence of a Company Termination Event and none of its direct and indirect subsidiaries shall have breached this Agreement, it shall, when solicited, subject to the acknowledgements contained in Section 12 hereof, (a) vote to accept the Plan,
(b) not object to confirmation of the Plan, and (c) refrain from supporting directly or indirectly any other proposed plan of reorganization or liquidation for the Company; PROVIDED, HOWEVER, that no Consenting Noteholder shall be barred from (x) objecting to compliance with Bankruptcy Code section 1125 or other applicable law relating to the sufficiency of the disclosures contained in the accompanying disclosure statement for the Plan (the "DISCLOSURE STATEMENT"), if it believes the Disclosure Statement or other document received by such Consenting Noteholder lacks adequate information (as defined in section 1125(a)(1) of the Bankruptcy Code) or contains a material misstatement or omission or (y) taking any action that does not directly or indirectly conflict with the provisions of the Term Sheet.

         5.02. TRANSFER OF CLAIMS, INTERESTS AND SECURITIES.

         Except as expressly provided herein, this Agreement shall not in any way restrict the right or ability of any Party hereto to sell, use, assign, transfer or otherwise dispose of any of the securities of, or claims against, the Company, PROVIDED, HOWEVER, for a period commencing as of the date hereof until the earliest to occur of (i) the occurrence of a Noteholders' Termination Event (unless the occurrence of such Noteholders' Termination Event has been waived), (ii) the Company's termination of this Agreement after the occurrence of a Company Termination Event, and (iii) the order confirming the Plan becomes a final order or the Plan shall have become effective (such period, the "RESTRICTED PERIOD"), such transfer shall be void and without effect unless and until the transferee delivers to the Consenting Noteholder transferor and the Company within three (3) business days after the date of such transfer, a written agreement containing the provisions set forth in Exhibit B attached hereto pursuant to which such transferee shall assume all obligations of the transferor hereunder in respect of the Noteholder Claims or securities transferred (such transferees, if any, to also be a "Consenting Noteholder" hereunder).

         5.03. REPRESENTATION OF CONSENTING NOTEHOLDERS' HOLDINGS.

         Each of the Consenting Noteholders represents that, as of the date hereof, it is the beneficial owner of, and/or the investment adviser or manager (with the power to vote and dispose of all of the aggregate principal amount of the Notes, as set forth on its signature page (the "RELEVANT SECURITIES") on behalf of their beneficial owners) of discretionary accounts for the holders or beneficial owners of the Relevant Securities.

SECTION 6. THE COMPANY'S UNDERTAKINGS. Rhythms shall use its commercially reasonable best efforts, and shall cause its direct and indirect subsidiaries to use their commercially reasonable best efforts, to, as applicable, (i) take all acts reasonably necessary to effectuate and consummate the transactions contemplated by this Voting Agreement, the Term Sheet, and the Plan and (ii) implement all steps necessary and desirable to obtain an order of the Bankruptcy Court confirming the Plan, in each case, in accordance with the timetable set forth in the Term Sheet.

SECTION 7. MUTUAL REPRESENTATIONS, WARRANTIES, AND COVENANTS. Each of the Parties represents, warrants, and covenants to the others the following, each of which is a continuing representation, warranty, and covenant:

         7.01. ENFORCEABILITY.

         This Agreement is a legal, valid and binding obligation of the Party, enforceable against it in accordance with its terms, except as enforcement may be limited by applicable laws relating to or limiting creditor's rights generally or by equitable principles relating to enforceability.

         7.02. NO CONSENT OR APPROVAL.

         Except as expressly provided in this Agreement, no consent or approval is required by any other person or entity in order for it to carry out the provisions of this Agreement.

         7.03 THIRD PARTY APPROVALS. Rhythms shall use its commercially reasonable best efforts, and shall cause its direct and indirect subsidiaries to use their commercially reasonable best efforts, to obtain all regulatory, governmental, administrative, and third party approvals of the Transaction and confirmation of the Plan, and to promptly consummate the Plan on the timetable set forth in the Term Sheet.

         7.04 POWER AND AUTHORITY. It has all requisite power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its respective obligations under, this Agreement.

         7.05 AUTHORIZATION. The execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary action on its part.

         7.06 GOVERNMENTAL CONSENTS. The execution and delivery by it of this Agreement do not require any registration or filing with consent or approval of, or other action to, with or by, any federal, state or other governmental authority or regulatory body, except such filings as may be necessary and/or required under the federal securities laws and, in connection with the commencement of the Chapter 11 Cases, the approval of the Disclosure Statement and confirmation of Plan.

SECTION 8. NO WAIVER OF PARTICIPATION AND RESERVATION OF RIGHTS. This Agreement and the Plan are part of a proposed settlement of disputes among the Parties. Except as expressly provided in this Agreement or the Term Sheet, nothing herein is intended to, or does, in any manner waive, limit, impair, or restrict the ability of each of the Consenting Noteholders to protect and preserve its rights, remedies and interests, including without limitation, its claims against the Company or its full participation in any bankruptcy case filed by the Company. Except as otherwise provided in the Term Sheet or this Voting Agreement (including, without limitation, with respect to a Survival Event), if the transactions contemplated by this Agreement or in the Plan are not consummated, or if this Agreement is terminated for any reason, the Parties fully reserve any and all of their rights.

SECTION 9. TERMINATION OF AGREEMENT. The termination events for this Voting Agreement and the Term Sheet are as set forth in the Term Sheet.

SECTION 10. CONDITIONS TO CONSENTING NOTEHOLDERS' OBLIGATION TO VOTE
FOR THE PLAN. The obligations of the Consenting Noteholders to vote to accept the Plan (as contemplated by the Term Sheet) shall be subject to each of the following conditions relating to the Chapter 11 Cases and this Agreement:

                  (a) No Noteholders' Termination Event shall have occurred (unless otherwise waived in accordance with the provisions of the Term Sheet);

                  (b) This Agreement shall not otherwise have been terminated in accordance with its terms;

                  (c) The Company projects that it will have sufficient cash on the closing date to make all cash payments required to be made on the closing date pursuant to the Plan;

                  (d) The form of the Plan and the confirmation order shall be reasonably satisfactory in form and substance to the Consenting Noteholders;

                  (e) All claims of creditors (whether secured or unsecured) and all interests of equity security holders shall be treated in a fashion consistent with the terms of the Term Sheet; and

                  (f) There shall not be in force any order, decree or ruling by any court or governmental body having jurisdiction, or any threatened or pending complaint of a governmental body praying for an order, decree or ruling of a court restraining or enjoining the consummation of or rendering illegal the transactions contemplated by this Agreement or the Plan.

The above conditions may be waived in writing by a Committee Majority.

SECTION 11. CONDITIONS TO THE COMPANY'S OBLIGATION TO CONSUMMATE FINANCIAL RESTRUCTURING. The obligations of the Company to consummate the Transaction shall be subject to the satisfaction, as of the closing date of the transactions contemplated by the Term Sheet and the Plan, of each of the following conditions relating to the Chapter 11 Cases and this Agreement:

                  (a) This Agreement shall not have been terminated in accordance with its terms;

                  (b) The Bankruptcy Court shall have entered an order confirming the Plan under section 1129 of the Bankruptcy Code;

                  (c) There shall not be in force any order, decree or ruling by any court or governmental body having jurisdiction restraining or enjoining the consummation of or rendering illegal the transactions contemplated by this Agreement or the Plan; and

                  (d) No Company Termination Event shall have occurred.

SECTION 12. ACKNOWLEDGMENT. This Agreement and the Term Sheet and the transactions contemplated herein and therein are the product of negotiations between the Parties and their respective representatives. It is recognized and agreed by the Parties that this Agreement and the Term Sheet do not purport to contain all of the material terms with respect to the Chapter 11 Cases. This Agreement is not and shall not be deemed to be a solicitation of votes for the acceptance of the Plan. Each of the Consenting Noteholders' acceptance of the Plan will not be solicited until it has received a Disclosure Statement approved by the Bankruptcy Court.

                  The Company acknowledges that (i) the Consenting Noteholders are not responsible for soliciting acceptances of the Plan by the Accounts in the Chapter 11 Cases, (ii) the solicitation of acceptances of the Plan involves intermediate entities over whom the Consenting Noteholders lack control, and
(iii) the Consenting Noteholders' obligations to vote for the Plan are subject to the timely performance of such intermediate entities' obligations such that each Consenting Noteholder or Account, as the case may be, has sufficient time in which to receive, review and return the applicable ballot(s) to the voting agent on or before the voting deadline.

SECTION 13. EFFECTIVENESS; AMENDMENTS; NOTEHOLDERS. This Agreement shall not become effective and binding on the Parties unless and until (i) counterpart signature pages hereto shall have been executed and delivered by regular mail or otherwise by the Company and holders or managers of the Notes which constitute in the aggregate (x) the amount set forth in the Term Sheet or (y) a lower percentage that is acceptable to the Company, and (ii) the Parties each shall have executed and delivered to the others the Mutual Release Agreement, substantially similar to the form annexed hereto as Exhibit C. Once effective, neither this Agreement nor the Term Sheet may be modified, amended, or supplemented (except as expressly provided herein or in the Term Sheet) as to any Consenting Noteholder except in writing signed by the Company and such Consenting Noteholder.

SECTION 14. IMPACT OF APPOINTMENT TO CREDITORS' COMMITTEE.
Notwithstanding anything herein to the contrary, if any Consenting Noteholder is appointed to and serves on any official committee of unsecured creditors appointed in the Chapter 11 Cases (an "OFFICIAL COMMITTEE"), the terms of this Agreement shall not be construed so as to limit such Consenting Noteholder's exercise (in its sole discretion) of its fiduciary duties to any person arising from its service on such Official Committee, and any such exercise (in the sole discretion of such Consenting Noteholder) of such fiduciary duties shall not be deemed to constitute a breach of the terms of this Agreement (but the fact of such service on an Official Committee shall not otherwise affect the continuing validity or enforceability of this Agreement against such Consenting Noteholder in its capacity as a holder of the Notes, including, without limitation, the requirement of such Consenting Noteholder to support the Term Sheet, this Agreement, and vote for the Plan).

SECTION 15. MISCELLANEOUS.

         15.01. FURTHER ASSURANCES.

         The Parties agree to execute and deliver such other instruments and perform such acts, in addition to the matters herein specified, as may be appropriate or necessary, from time to time, to effectuate the agreements and understandings of the Parties, whether the same occurs before or after the date of this Agreement.

         15.02. COMPLETE AGREEMENT.

         This Agreement, together with the Term Sheet and the exhibits and schedules thereto, and the documents and pleadings referred to therein and herein, is the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements, oral or written, between the Parties with respect thereto.

         15.03. WAIVER.

         No claim of waiver, modification, consent or acquiescence with respect to any provision of this Agreement shall be made against any Party, except on the basis of a written instrument executed by or on behalf of such Party. All Parties shall receive advance written notice of any proposed material changes to any of the Chapter 11 Documents.

         15.04. PARTIES.

         This Agreement shall be binding upon, and inure to the benefit of, the Parties. No rights or obligations of any Party under this Agreement may be assigned or transferred to any other person or entity except as provided in
Section 5.02 hereof. Nothing in this Agreement, express or implied, shall give to any person or entity, other than the Parties, any benefit or any legal or equitable right, remedy or claim under this Agreement.

         15.05 SURVIVAL. Notwithstanding the sale of Relevant Securities by any of the Consenting Noteholders in accordance with Section 5.02 hereto or the termination of the Consenting Noteholders' obligations hereunder in accordance with Section 10 hereto, the Company's obligations and agreements set forth in
Section 15.11 (but only with respect to expenses incurred through the date of such termination) hereto shall survive such termination and shall continue in full force and effect for the benefit of the Consenting Noteholders in accordance with the terms hereof.

         15.06. HEADINGS.

         The headings of all sections of this Agreement are inserted solely for the convenience of reference and are not a part of and are not intended to govern, limit or aid in the construction or interpretation of any term or provision hereof.

         15.07.   GOVERNING LAW.

         THIS AGREEMENT IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE CHOICE OF LAWS PRINCIPLES THEREOF.

         15.08.   EXECUTION OF AGREEMENT.

         This Agreement may be executed and delivered (by facsimile or otherwise) in any number of counterparts, each of which, when executed and delivered, shall be deemed an original, and all of which together shall constitute the same agreement. Except as expressly provided in this Agreement, each individual executing this Agreement on behalf of a Party has been duly authorized and empowered to execute and deliver this Agreement on behalf of said Party.

         15.09.   INTERPRETATION.

         This Agreement is the product of negotiations of the Parties, and in the enforcement or interpretation hereof, is to be interpreted in a neutral manner, and any presumption with regard to interpretation for or against any party by reason of that Party having drafted or caused to be drafted this Agreement, or any portion hereof, shall not be effective in regard to the interpretation hereof.

         15.10.   CONFIDENTIALITY.

         All information obtained in the course of the negotiations leading up to this Agreement shall be treated as confidential information pursuant to the confidentiality agreements previously executed between the Company and each of the Consenting Noteholders, which confidentiality agreements are incorporated by reference as if fully set forth herein.

         15.11. FEES, EXPENSES AND INDEMNIFICATION. Unless the Consenting Holders shall have materially breached any provision of this Agreement, the Company shall pay in full on the day immediately prior to the filing of the Petitions all reasonable fees and expenses that are due and owing to Milbank and Jefferies under their respective engagement letters; PROVIDED, HOWEVER, that in the event of such breach, the Company shall pay on such date any and all outstanding expenses of such advisors through the date of the termination of this Agreement.

         Subject to Bankruptcy Court approval, the Company agrees that it shall continue to pay (and support any application of the Noteholders' Committee to require such payment), the reasonable fees and expenses of Milbank and Jefferies, as legal and financial advisors to the Noteholders' Committee, from and after the commencement (and through the conclusion) of the Chapter 11 Cases and through the earlier to occur of (x) the consummation of the Plan and (y) the termination of this

Agreement by the Company or the Consenting Noteholders, whether or not an Official Committee is appointed and, if an Official Committee is appointed, whether or not Milbank and Jefferies are selected as advisors to the Official Committee; PROVIDED, HOWEVER, that if Milbank and Jefferies are selected as advisors to the Official Committee, then the Company's obligations to pay their respective fees and expenses under this Agreement shall terminate.

         The Company agrees to indemnify and hold harmless each Consenting Noteholder and its officers, directors, partners, employees, agents, and advisors, including Milbank and Jefferies, and each of their respective successors and assigns from and against any and all claims, suits, actions, liabilities, and judgments and costs related thereto (including any defense costs associated therewith on an "as incurred" basis) arising under or with respect to the transactions contemplated by this Agreement or the Term Sheet or any act or failure to act taken in contemplation, furtherance or connection herewith, except if such claim or liability is determined by a competent court to have arisen as a result of such Consenting Noteholder's material breach of its obligations hereunder or fraudulent or willful misconduct or gross negligence on the part of such Consenting Noteholder or the applicable indemnified person.

         15.12. TERMINATION.

         In addition any other termination provisions contained in this Agreement and the Term Sheet, this Agreement shall be terminable via written notice to all of the Parties upon written agreement of the Company and a Committee Majority to terminate the Agreement; PROVIDED, HOWEVER, that such termination of the Agreement shall not restrict the Parties' remedies for a prior breach hereof.

         15.13. SUCCESSORS AND ASSIGNS. This Agreement is intended to bind and inure to the benefit of the parties and their respective successors, assigns, heirs, executors, administrators and representatives, other than a trustee or similar representative appointed in the Chapter 11 cases. The agreements, representations and obligations of the Consenting Noteholders under this Agreement are, in all respects, several and not joint.

         15.14. NOTICES.

         All notices hereunder shall be deemed given if in writing and delivered, if sent by telecopy, courier or by registered or certified mail (return receipt requested) to the following addresses and telecopier numbers (or at such other addresses or telecopier numbers as shall be specified by like notice)

                  (1)      if to the Company, to:

                           Rhythms NetConnections Inc.
                           9100 East Mineral Circle
                           Englewood, Colorado 80112
                           Attention:  J. W. Braukman
                           Telecopier: (303) 476-5700

                           with copies to:

                           Weil, Gotshal & Manges LLP
                           767 Fifth Avenue
                           New York, New York
                           Attention:  Paul M. Basta, Esq.
                           Telecopier: (212) 310-8934

                  (2) if to a Consenting Noteholder or a transferee thereof, to the addresses or telecopier numbers set forth below following the Consenting Noteholder's signature (or as directed by any transferee thereof), as the case may be with copies to:

                           Milbank, Tweed, Hadley & McCloy LLP
                           1 Chase Manhattan Plaza
                           New York, NY 10005-1418
                           Attention:  Dennis F. Dunne, Esq.
                           Telecopier:  (212) 822-5770 AND
                                        (212) 822-5310

Any notice given by delivery, mail or courier shall be effective when received. Any notice given by telecopier shall be effective upon oral or machine confirmation of transmission.

                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

         IN WITNESS WHEREOF, the Parties have executed this Agreement on the day and year first above written.

Dated: August 1, 2001        RHYTHMS NETCONNECTIONS INC.,
                             a Delaware corporation


                             By:  ______________________
                             Name:  J.W. Braukman
                             Its:  Executive VP & CFO



Dated: August 1, 2001        ___________________________
                             Steve Stringer (solely with
                             respect to the treatment of his
                             employment agreements as
                             described in the Term Sheet), in
                             his individual capacity



Dated: August 1, 2001        ___________________________

                             J.W. Braukman (solely with
                             respect to the treatment of his
                             employment agreements as
                             described in the Term Sheet), in
                             his individual capacity



                 [CONSENTING NOTEHOLDER SIGNATURE PAGES FOLLOW]

Dated: August 1, 2001              MORGAN STANLEY INVESTMENT MANAGEMENT, INC.



                                   --------------------------
                                   Deanna L. Loughnane
                                   Title: Executive Director

                                   1 Tower Bridge
                                   West Conshohocken, PA 19428

                                   Telephone: (610) 940-5691
                                   Facsimile: (610) 260-7088


                                   AGGREGATE PRINCIPAL AMOUNT
                                   OF NOTES BENEFICIALLY OWNED


                                   $-------------------------
                                   2008 13 1/2% Senior Discount Notes


                                   $-------------------------
                                   2009 12 3/4% Senior Notes


                                   $-------------------------
                                   2010 14% Senior Notes


                                   AGGREGATE PRINCIPAL AMOUNT OF
                                   NOTES MANAGED ON BEHALF OF
                                   ACCOUNTS FOR WHICH SIGNATORY HAS
                                   VOTING AUTHORITY:


                                   $-------------------------
                                   2008 13 1/2% Senior Discount Notes


Voting Agreement by                $-------------------------
and among Rhythms                  2009 12 3/4% Senior Notes
NetConnections, Inc.
and its affiliates, J.W.
Braukman, Steve Stringer, and      $-------------------------
certain Consenting Noteholders     2010 14% Senior Notes

Dated: August 1, 2001              MERRILL LYNCH, PIERCE,
                                   FENNER & SMITH INCORPORATED


                                   --------------------------
                                   Name: Graham Goldsmith
                                   Title: Managing Director

                                   4 World Financial Center
                                   250 Vesey Street, 7th Floor
                                   New York, NY 10080

                                   Telephone: (212) 449-1000
                                   Facsimile: (212) 449-1130


                                   AGGREGATE PRINCIPAL AMOUNT
                                   OF NOTES BENEFICIALLY OWNED


                                   $-------------------------
                                   2008 13 1/2% Senior Discount Notes


                                   $-------------------------
                                   2009 12 3/4% Senior Notes


                                   $-------------------------
                                   2010 14% Senior Notes

                                   AGGREGATE PRINCIPAL AMOUNT OF
                                   NOTES MANAGED ON BEHALF OF
                                   ACCOUNTS FOR WHICH SIGNATORY HAS
                                   VOTING AUTHORITY:


                                   $-------------------------
                                   2008 13 1/2% Senior Discount Notes


Voting Agreement by                $-------------------------
and among Rhythms                  2009 12 3/4% Senior Notes
NetConnections, Inc.
and its affiliates, J.W.
Braukman, Steve Stringer, and      $-------------------------
certain Consenting Noteholders     2010 14% Senior Notes

Dated: August 1, 2001              FIR TREE PARTNERS


                                   --------------------------
                                   Scott Henkin
                                   Title: Vice President

                                   535 Fifth Avenue, 31st Floor
                                   New York, NY 10017

                                   Telephone: (212) 599-0090
                                   Facsimile: (212) 599-1330

                                   AGGREGATE PRINCIPAL AMOUNT
                                   OF NOTES BENEFICIALLY OWNED


                                   $-------------------------
                                   2008 13 1/2% Senior Discount Notes


                                   $-------------------------
                                   2009 12 3/4% Senior Notes


                                   $-------------------------
                                   2010 14% Senior Notes


                                   AGGREGATE PRINCIPAL AMOUNT OF
                                   NOTES MANAGED ON BEHALF OF
                                   ACCOUNTS FOR WHICH SIGNATORY HAS
                                   VOTING AUTHORITY:


                                   $-------------------------
                                   2008 13 1/2% Senior Discount Notes


Voting Agreement by                $-------------------------
and among Rhythms                  2009 12 3/4% Senior Notes
NetConnections, Inc.
and its affiliates, J.W.
Braukman, Steve Stringer, and      $-------------------------
certain Consenting Noteholders     2010 14% Senior Notes

Dated: August 1, 2001              AQUITANIA PARTNERS


                                   --------------------------
                                   Name: John C. Kopchik
                                   Title:  Principal, on behalf of Aquitania
                                   Partners, Q.P., L.P.

                                   261 School Avenue, Suite 400
                                   Excelsior, MN 55331

                                   Telephone: (952) 401-6000
                                   Facsimile: (952) 401-6101


                                   AGGREGATE PRINCIPAL AMOUNT
                                   OF NOTES BENEFICIALLY OWNED


                                   $-------------------------
                                   2008 13 1/2% Senior Discount Notes


                                   $-------------------------
                                   2009 12 3/4% Senior Notes


                                   $-------------------------
                                   2010 14% Senior Notes


                                   AGGREGATE PRINCIPAL AMOUNT OF
                                   NOTES MANAGED ON BEHALF OF
                                   ACCOUNTS FOR WHICH SIGNATORY HAS
                                   VOTING AUTHORITY:


                                   $-------------------------
                                   2008 13 1/2% Senior Discount Notes


Voting Agreement by                $-------------------------
and among Rhythms                  2009 12 3/4% Senior Notes
NetConnections, Inc.
and its affiliates, J.W.
Braukman, Steve Stringer, and      $-------------------------
certain Consenting Noteholders     2010 14% Senior Notes

Dated: August 1, 2001              VIKING GLOBAL INVESTORS LP


                                   --------------------------
                                   Brian T. Olson
                                   Title: Managing Director

                                   280 Park Avenue, 35th Floor
                                   New York, NY 10017

                                   Telephone: (212) 672-7020
                                   Facsimile: (212) 672-7080


                                   AGGREGATE PRINCIPAL AMOUNT
                                   OF NOTES BENEFICIALLY OWNED


                                   $-------------------------
                                   2008 13 1/2% Senior Discount Notes


                                   $-------------------------
                                   2009 12 3/4% Senior Notes


                                   $-------------------------
                                   2010 14% Senior Notes


                                   AGGREGATE PRINCIPAL AMOUNT OF
                                   NOTES MANAGED ON BEHALF OF
                                   ACCOUNTS FOR WHICH SIGNATORY HAS
                                   VOTING AUTHORITY:


                                   $-------------------------
                                   2008 13 1/2% Senior Discount Notes


Voting Agreement by                $-------------------------
and among Rhythms                  2009 12 3/4% Senior Notes
NetConnections, Inc.
and its affiliates, J.W.
Braukman, Steve Stringer, and      $-------------------------
certain Consenting Noteholders     2010 14% Senior Notes

Dated: August 1, 2001              LUTHERAN BROTHERHOOD HIGH YIELD
                                   FUND, BY LUTHERAN BROTHERHOOD
                                   RESEARCH CORP., ITS INVESTMENT
                                   ADVISOR

                                   LB SERIES FUND, INC. - HIGH
                                   PORTFOLIO, BY LUTHERAN
                                   BROTHERHOOD, ITS INVESTMENT
                                   ADVISOR

                                   --------------------------
                                   Name: Mark Simenstad
                                   Title: Vice President

                                   625 Fourth Avenue South
                                   Minneapolis, MN 55415

                                   Telephone: (612) 340-7000
                                   Facsimile: (612) 340-8408


                                   AGGREGATE PRINCIPAL AMOUNT
                                   OF NOTES BENEFICIALLY OWNED


                                   $-------------------------
                                   2008 13 1/2% Senior Discount Notes


                                   $-------------------------
                                   2009 12 3/4% Senior Notes


                                   $-------------------------
                                   2010 14% Senior Notes


                                   AGGREGATE PRINCIPAL AMOUNT OF
                                   NOTES MANAGED ON BEHALF OF
                                   ACCOUNTS FOR WHICH SIGNATORY HAS
                                   VOTING AUTHORITY:


                                   $-------------------------
                                   2008 13 1/2% Senior Discount Notes


Voting Agreement by                $-------------------------
and among Rhythms                  2009 12 3/4% Senior Notes
NetConnections, Inc.
and its affiliates, J.W.
Braukman, Steve Stringer, and      $-------------------------
certain Consenting Noteholders     2010 14% Senior Notes

Dated: August 1, 2001              CONTINENTAL CASUALTY COMPANY


                                   --------------------------
                                   Name: Richard W. Dubberke
                                   Title: Vice President

                                   333 South Wabash Avenue
                                   CNA Plaza - 23S
                                   Chicago, IL 60685

                                   Telephone: (312) 822-1337
                                   Facsimile: (312) 817-1680


                                   AGGREGATE PRINCIPAL AMOUNT
                                   OF NOTES BENEFICIALLY OWNED


                                   $-------------------------
                                   2008 13 1/2% Senior Discount Notes


                                   $-------------------------
                                   2009 12 3/4% Senior Notes


                                   $-------------------------
                                   2010 14% Senior Notes


                                   AGGREGATE PRINCIPAL AMOUNT OF
                                   NOTES MANAGED ON BEHALF OF
                                   ACCOUNTS FOR WHICH SIGNATORY HAS
                                   VOTING AUTHORITY:

                                   $-------------------------
                                   2008 13 1/2% Senior Discount Notes


Voting Agreement by                $-------------------------
and among Rhythms                  2009 12 3/4% Senior Notes
NetConnections, Inc.
and its affiliates, J.W.
Braukman, Steve Stringer, and      $-------------------------
certain Consenting Noteholders     2010 14% Senior Notes

Dated: August 1, 2001              CITADEL EQUITY FUND LTD.
                                   BY: CITADEL LIMITED
                                   PARTNERSHIP, PORTFOLIO MANAGER
                                   BY: GLB PARTNERS, L.P.,
                                   ITS GENERAL PARTNER
                                   BY: CITADEL INVESTMENT
                                   GROUP, L.L.C., ITS GENERAL PARTNER


                                   --------------------------
                                   Name: Bradford B. Couri
                                   Title:  Director

                                   225 W. Washington
                                   Chicago, IL 60606

                                   Telephone: (312) 696-2063


                                   AGGREGATE PRINCIPAL AMOUNT
                                   OF NOTES BENEFICIALLY OWNED


                                   $-------------------------
                                   2008 13 1/2% Senior Discount Notes


                                   $-------------------------
                                   2009 12 3/4% Senior Notes


                                   $-------------------------
                                   2010 14% Senior Notes


                                   AGGREGATE PRINCIPAL AMOUNT OF
                                   NOTES MANAGED ON BEHALF OF
                                   ACCOUNTS FOR WHICH SIGNATORY HAS
                                   VOTING AUTHORITY:


                                   $-------------------------
                                   2008 13 1/2% Senior Discount Notes


Voting Agreement by                $-------------------------
and among Rhythms                  2009 12 3/4% Senior Notes
NetConnections, Inc.
and its affiliates, J.W.
Braukman, Steve Stringer, and      $-------------------------
certain Consenting Noteholders     2010 14% Senior Notes

Dated: August 1, 2001              CITADEL CREDIT TRADING LTD.
                                   BY: CITADEL LIMITED
                                   PARTNERSHIP, PORTFOLIO MANAGER
                                   BY: GLB PARTNERS, L.P.,
                                   ITS GENERAL PARTNER
                                   BY: CITADEL INVESTMENT
                                   GROUP, L.L.C., ITS GENERAL PARTNER


                                   --------------------------
                                   Name: Bradford B. Couri
                                   Title:  Director

                                   225 W. Washington
                                   Chicago, IL 60606

                                   Telephone: (312) 696-2063

                                   AGGREGATE PRINCIPAL AMOUNT
                                   OF NOTES BENEFICIALLY OWNED


                                   $-------------------------
                                   2008 13 1/2% Senior Discount Notes


                                   $-------------------------
                                   2009 12 3/4% Senior Notes


                                   $-------------------------
                                   2010 14% Senior Notes


                                   AGGREGATE PRINCIPAL AMOUNT OF
                                   NOTES MANAGED ON BEHALF OF
                                   ACCOUNTS FOR WHICH SIGNATORY HAS
                                   VOTING AUTHORITY:


                                   $-------------------------
                                   2008 13 1/2% Senior Discount Notes


Voting Agreement by                $-------------------------
and among Rhythms                  2009 12 3/4% Senior Notes
NetConnections, Inc.
and its affiliates, J.W.
Braukman, Steve Stringer, and      $-------------------------
certain Consenting Noteholders     2010 14% Senior Notes

                                    Exhibit A

                                   Term Sheet

                                    EXHIBIT B

                        PROVISION FOR TRANSFER AGREEMENT

         The undersigned ("TRANSFEREE") hereby acknowledges that it has read and understands the Voting Agreement between Rhythms NetConnections Inc. and [Transferor Consenting Noteholder], INTER ALIA, and agrees to be bound by the terms and conditions thereof to the extent Transferor was thereby bound.

                                                     By:
                                                         ----------------------
                                                         Transferee

                          EXHIBIT C TO VOTING AGREEMENT

                            MUTUAL RELEASE AGREEMENT

                  This Mutual Release Agreement (this "AGREEMENT") dated as of August 1, 2001, is made by and among (i) the undersigned holders (each, a "CONSENTING NOTEHOLDER" and collectively the "CONSENTING NOTEHOLDERS") of certain of the 13-1/2% Senior Discount Notes due 2008, 12-3/4% Senior Notes due 2009, and 14% Senior Notes due 2010 (collectively, the "NOTES"), all issued by Rhythms NetConnections Inc. ("RHYTHMS," and together with its direct and indirect subsidiaries, the "COMPANY") pursuant to certain indentures, dated as of May 5, 1998, April 23, 1999, and February 23, 2000, respectively, (together, the "INDENTURES"), entered into between the Company and State Street Bank and Trust Company of California, N.A., as trustee, (ii) the Company, (iii) J.W. Braukman, the Company's Executive Vice President and Chief Financial Officer, and (iv) Steve Stringer, the Company's Chief Operating Officer and Acting Chief Executive Officer (each of the foregoing, a "PARTY", and collectively, the "PARTIES").

                 WHEREAS, the Parties entered into that certain Voting Agreement, dated as of August 1, 2001 (the "VOTING AGREEMENT"), pursuant to which, among other things, the Parties set forth their agreements concerning their respective obligations with respect to a Transaction1 and the conduct of the Chapter 11 Cases.

                 NOW, THEREFORE, in consideration of the foregoing and the agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which the Parties hereby acknowledge, the Parties agree as follows:

         1.      RELEASE BY CONSENTING NOTEHOLDERS.

                 Except as provided for herein, each Consenting Noteholder, solely in its capacity as a holder of the Notes, hereby unequivocally releases and forever discharges the Company, its directors serving on the board of directors on the date that the Company approved the Voting Agreement, officers,

--------

(1) Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Voting Agreement.

attorneys, advisors, accountants, employees, executives, and representatives (collectively, the "COMPANY RELEASED PARTIES"), from any and all claims (as defined in 11 U.S.C. Section 101(5)) arising under or in connection with the Notes whether or not asserted or raised and existing, or alleged to exist or to have existed, at any time from the beginning of the world to and including the date hereof (collectively, the "NOTEHOLDER CLAIMS"), which the Consenting Noteholder has or may have against any of the Company Released Parties; PROVIDED, HOWEVER, that the foregoing release shall not apply to any Noteholder Claim (i) relating to the payment (or non-payment) of any principal of, or premium, if any, and interest under the Indenture or with respect to the Notes, including, without limitation, payment (or non-payment) of the Escrowed Funds, and any fees or other charges that become due and payable in accordance with the Indentures or under applicable law, (ii) involving the gross negligence, willful misconduct or fraud of any Company Released Party or (iii) relating to the Voting Agreement, the Term Sheet and this Agreement, including, without limitation, any claim relating to the Company's breach of the Voting Agreement, the Term Sheet or this Agreement or the enforcement of the provisions of such agreements; PROVIDED, FURTHER, that, in the event of a Noteholders' Termination Event or a Company Termination Event, this Agreement and the releases provided hereunder shall automatically terminate, be of no further force or effect, and be deemed null and void and to have never existed in any form.

         2.      RELEASE BY THE COMPANY.

                 Upon the execution of this Agreement by the Parties, the Company and Messrs. Braukman and Stringer (collectively, the "COMPANY RELEASING PARTIES") hereby unequivocally release and forever discharge each Consenting Noteholder, in its capacity as a holder of the Notes, and any of its affiliates, and their respective successors, assigns, trustees, agents, and their directors, officers, employees, executives, attorneys, advisors, accountants, and representatives (collectively, the "NOTEHOLDER RELEASED PARTIES") from any and all claims (as defined in 11 U.S.C. Section 101(5)) whether or not asserted or raised and existing, or alleged to exist or to have existed, at any time from the beginning of the world to and including the date of execution of this Agreement by the Parties (collectively, the "COMPANY CLAIMS"), which any Company Releasing Party ever had or may have against any of the Noteholder Released Parties; PROVIDED, HOWEVER, that the foregoing release shall not apply to any Company Claims (i) involving the gross negligence, willful misconduct or fraud of any Noteholder Released Party or (ii) arising under the terms and conditions of, or from a Noteholder Released Party's breach of the Voting Agreement, the Term Sheet or this Agreement; PROVIDED, FURTHER, that, in the event of a Noteholders' Termination Event or a Company Termination Event, this Agreement and the releases provided hereunder shall automatically terminate, be of no further force or effect, and be deemed null and void and to have never existed in any form.

         3.       AGREEMENTS.

                  The Parties understand and agree (a) that neither this Agreement, nor any part hereof, shall be used or construed as an admission of liability on the part of any Party, (b) that neither this Agreement, nor any part hereof, shall be used as evidence by or against any Party for any purpose, and (c) that each Party has had the opportunity to engage counsel to review this Agreement and advise such Party with respect thereto.

         4.       SUCCESSORS AND ASSIGNS.

                  The terms of this Agreement shall be binding on the Parties and their respective successors and assigns.

         5.       TERMINATION.

                  In the event of Noteholders' Termination Event or a Company Termination Event, this Agreement, including any releases provided hereunder, shall automatically terminate and be of no further force or effect, and be deemed null and void and to have never existed in any form.

         6.       COUNTERPARTS; FACSIMILE EXECUTION.

                  This Agreement may be executed in any number of counterparts and by different Parties on separate counterparts, each of which counterpart, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement. This Agreement may be executed and delivered by telecopier, PROVIDED, HOWEVER, that the Parties shall endeavor to deliver original counterpart signatures to the other Parties as soon thereafter as practicable.

         7.       GOVERNING LAW.

                  THIS MUTUAL RELEASE AGREEMENT AND THE RELEASES

CONTAINED HEREIN SHALL BE GOVERNED BY, ENFORCED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CHOICE OF LAW PRINCIPLES.

                  IN WITNESS WHEREOF, the Parties have caused this Mutual Release Agreement to be executed as of the date first written above.

Dated: August 1, 2001              RHYTHMS NETCONNECTIONS INC.,
                                   a Delaware corporation



                                   By:
                                      ---------------------------
                                   Name: J.W. Braukman
                                   Its: Executive VP & CFO



                                   ------------------------------
Dated: August 1, 2001              Steve Stringer, in his
                                   individual capacity



                                   ------------------------------
Dated: August 1, 2001              J.W. Braukman, in his
                                   individual capacity



                 [CONSENTING NOTEHOLDER SIGNATURE PAGES FOLLOW]

Dated: August 1, 2001              MORGAN STANLEY INVESTMENT MANAGEMENT, INC.


                                   --------------------------
                                   Deanna L. Loughnane
                                   Title: Executive Director

                                   1 Tower Bridge
                                   West Conshohocken, PA 19428

                                   Telephone: (610) 940-5691
                                   Facsimile: (610) 260-7088






Mutual Release Agreement
by and among Rhythms
NetConnections, Inc.
and its affiliates, J.W.
Braukman, Steve Stringer,
and certain Consenting
Noteholders

Dated: August 1, 2001              MERRILL LYNCH, PIERCE,
                                   FENNER & SMITH INCORPORATED



                                   --------------------------
                                   Name: Graham Goldsmith
                                   Title: Managing Director

                                   4 World Financial Center
                                   250 Vesey Street, 7th Floor
                                   New York, NY 10080

                                   Telephone: (212) 449-1000
                                   Facsimile: (212) 449-1130

Mutual Release Agreement by
and among Rhythms
NetConnections, Inc.
and its affiliates, J.W.
Braukman, Steve Stringer,
and certain Consenting
Noteholders

Dated: August 1, 2001              FIR TREE PARTNERS


                                   --------------------------
                                   Scott Henkin
                                   Title: Vice President

                                   535 Fifth Avenue, 31st Floor
                                   New York, NY 10017

                                   Telephone: (212) 599-0090
                                   Facsimile: (212) 599-1330







Mutual Release Agreement by
and among Rhythms
NetConnections, Inc.
and its affiliates, J.W.
Braukman, Steve Stringer,
and certain Consenting
Noteholders

Dated: August 1, 2001              AQUITANIA PARTNERS

                                   --------------------------
                                   Name: John C. Kopchik
                                   Title:  Principal, on behalf of Aquitania
                                   Partners, Q.P., L.P.

                                   261 School Avenue, Suite 400
                                   Excelsior, MN 55331

                                   Telephone: (952) 401-6000
                                   Facsimile: (952) 401-6101






Mutual Release Agreement by
and among Rhythms
NetConnections, Inc.
and its affiliates, J.W.
Braukman, Steve Stringer,
and certain Consenting
Noteholders

Dated: August 1, 2001              VIKING GLOBAL INVESTORS LP


                                   --------------------------
                                   Brian T. Olson
                                   Title: Managing Director

                                   280 Park Avenue, 35th Floor
                                   New York, NY 10017

                                   Telephone: (212) 672-7020
                                   Facsimile: (212) 672-7080







Mutual Release Agreement by
and among Rhythms
NetConnections, Inc.
and its affiliates, J.W.
Braukman, Steve Stringer,
and certain Consenting
Noteholders

Dated: August 1, 2001              LUTHERAN BROTHERHOOD HIGH YIELD
                                   FUND, BY LUTHERAN BROTHERHOOD
                                   RESEARCH CORP., ITS INVESTMENT ADVISOR

                                   LB SERIES FUND, INC. - HIGH
                                   PORTFOLIO, BY LUTHERAN
                                   BROTHERHOOD, ITS INVESTMENT ADVISOR


                                   --------------------------
                                   Name: Mark Simenstad
                                   Title: Vice President

                                   625 Fourth Avenue South
                                   Minneapolis, MN 55415

                                   Telephone: (612) 340-7000
                                   Facsimile: (612) 340-8408






Mutual Release Agreement by
and among Rhythms
NetConnections, Inc.
and its affiliates, J.W.
Braukman, Steve Stringer,
and certain Consenting
Noteholders

Dated: August 1, 2001              CONTINENTAL CASUALTY COMPANY


                                   --------------------------
                                   Name: Richard W. Dubberke
                                   Title: Vice President

                                   333 South Wabash Avenue
                                   CNA Plaza - 23S
                                   Chicago, IL 60685

                                   Telephone: (312) 822-1337
                                   Facsimile: (312) 817-1680

Mutual Release Agreement by
and among Rhythms
NetConnections, Inc.
and its affiliates, J.W.
Braukman, Steve Stringer,
and certain Consenting
Noteholders

Dated: August 1, 2001              CITADEL CREDIT TRADING LTD.
                                   BY: CITADEL LIMITED
                                   PARTNERSHIP, PORTFOLIO MANAGER
                                   BY: GLB PARTNERS, L.P.,
                                   ITS GENERAL PARTNER
                                   BY: CITADEL INVESTMENT
                                   GROUP, L.L.C., ITS GENERAL PARTNER


                                   --------------------------
                                   Name: Bradford B. Couri
                                   Title:  Director

                                   225 W. Washington
                                   Chicago, IL 60606

                                   Telephone: (312) 696-2063

Dated: August 1, 2001              CITADEL EQUITY FUND LTD.
                                   BY: CITADEL LIMITED
                                   PARTNERSHIP, PORTFOLIO MANAGER
                                   BY: GLB PARTNERS, L.P.,
                                   ITS GENERAL PARTNER
                                   BY: CITADEL INVESTMENT
                                   GROUP, L.L.C., ITS GENERAL PARTNER


                                   --------------------------
                                   Name: Bradford B. Couri
                                   Title:  Director

                                   225 W. Washington
                                   Chicago, IL 60606

                                   Telephone: (312) 696-2063

Mutual Release Agreement by
and among Rhythms
NetConnections, Inc.
and its affiliates, J.W.
Braukman, Steve Stringer,
and certain Consenting
Noteholders